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                                                                   EXHIBIT 10.30

                    FORM OF FOREIGN SUBSIDIARIES GUARANTY


             THIS AGREEMENT is made this 30th day of October, 1997,


BY: 1229501 ONTARIO INC., a corporation governed by the laws of the Province of Ontario

                    (the "Guarantor")

IN FAVOUR OF:       U.S. TRUST COMPANY OF TEXAS, N.A., a banking corporation
                    organized and existing under the laws of Texas, in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the rateable benefit of the holders
                    (the "Noteholders") of the 12% Senior Secured Notes due 2004
                    (the "Notes") issued by Source Media, Inc., a Delaware corporation (the "Company") under the Indenture dated as of October 30, 1997, between the Company and U.S. Trust Company of Texas, N.A., in its capacity as trustee (the "Indenture")

RECITALS:

A. The Company, NatWest Capital Markets Limited and Prudential Securities Incorporated (together, the "Initial Purchasers") have entered into a Purchase Agreement dated October 23, 1997 (the "Purchase Agreement"), pursuant to which, among other things, the Initial Purchasers have agreed to purchase the Notes from the Company; and

B. It is a condition precedent to the obligations of the Initial Purchasers to purchase the Notes under the Purchase Agreement, that the Guarantor shall have executed and delivered this Guarantee Agreement to the Collateral Agent.

               NOW THEREFORE in consideration of the sum of $1.00 and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Guarantor agrees with the Collateral Agent as follows:


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                                   ARTICLE 1.
                                 INTERPRETATION


1.1.           DEFINITIONS

               Unless otherwise defined herein, terms which are defined in the Indenture and used herein are so used as so defined, and the meanings assigned to terms defined herein or in the Indenture shall be equally applicable to both the singular and plural forms of such terms.

               In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

          "THIS AGREEMENT", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and any similar expressions refer to this agreement as it may be amended or supplemented from time to time, and not to any particular Article, section or other portion hereof;

          "BUSINESS DAY" means any day, other than Saturday, Sunday or any statutory holiday in the Province of Ontario;

          "CANADIAN TAXES" means all Taxes imposed, levied, collected, withheld or assessed by any governmental body within Canada or any political subdivision thereof;

          "COLLATERAL AGENT" means U.S. Trust Company of Texas, N.A. and any successor in the capacity of collateral agent on behalf of the Noteholders;

          "EVENT OF DEFAULT" has the meaning attributed thereto in the Indenture;

          "GUARANTOR SECURITY DOCUMENTS" means, collectively, the pledge agreement and the general security agreement dated the date hereof and entered into by the Guarantor in favour of the Collateral Agent, as amended, restated or replaced from time to time, and any other security documents from time to time entered into by the Guarantor in favour of the Collateral Agent to secure the obligations of the Guarantor under this Agreement;

          "NOTE PURCHASE DOCUMENTS" means collectively the Purchase Agreement, the Notes, the Exchange Notes, the Registration Rights Agreement, the Indenture, the Units, the Unit Agreement, the Warrants, the Warrant Shares, the Warrant Agreement, the Warrant Registration Rights Agreement, the Preferred Stock, the Exchange Preferred Stock and the Preferred Stock Registration Rights Agreement;

          "OBLIGATIONS" shall mean the unpaid principal amount of, or any premium applicable to, and interest on the Notes (including, without limitation, interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or the Guarantor, whether or not a claim for post-filing or post-petition

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          interest is allowed in such proceeding) and all other obligations and liabilities of the Company to the Noteholders or the Collateral Agent, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes or the Indenture (in each such case as the same may be amended, supplemented or modified from time to time) and any other document made, delivered or given in connection therewith, whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel) or otherwise;

          "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

          "RATE OF EXCHANGE" means, in relation to the conversion of one currency to another on a particular day, the rate of exchange quoted by the Bank of Canada as the spot rate of exchange for the conversion of the first currency to the other at approximately noon (Toronto time) on such day;

          "SECURITY" has the meaning attributed to the "Security Documents" and the "Subsidiary Guarantees" in the Purchase Agreement;

          "SUBSIDIARY" has the meaning attributed thereto in the Indenture; and

          "TAXES" means all taxes of any kind or nature whatsoever including, without limitation, income taxes, sales or value-added taxes, levies, stamp taxes, royalties, duties, and all fees, deductions and withholdings imposed, levied, collected, withheld or assessed, as of the date hereof or at any time in the future, by any governmental body of or within Canada or any other jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon.

               Words importing the singular include the plural and vice versa and words importing gender include all genders.

1.2.           HEADINGS

               The inclusion of headings in this Agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.



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1.3.           INVALIDITY OF PROVISIONS

               Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

1.4.           ENTIRE AGREEMENT

               This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof. There are no warranties, representations or agreements between the parties in connection with such subject matter except as specifically set forth or referred to in this Agreement.

1.5.           WAIVER, AMENDMENT

               Except as expressly provided in this Agreement, no amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

1.6.           CURRENCY

               All amounts in this Agreement are stated and shall be paid in Canadian currency, provided that if the Obligations are outstanding in a currency other than Canadian currency, the Collateral Agent, at its option, may require that such amounts be paid in such other currency, to the extent that the Obligations are outstanding in such other currency.

1.7.           GOVERNING LAW

               This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.8.           INTEREST ACT

               For purposes of the Interest Act (Canada), where a rate of interest is to be calculated hereunder on the basis of a year of 360 days, the yearly rate of interest to which the 360 day rate is equivalent is such rate multiplied by the number of days in the year for which such calculation is made and divided by 360.


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                                   ARTICLE 2.
                                    GUARANTEE



2.1.           GUARANTEE

               Subject to section 2.2, the Guarantor unconditionally and irrevocably guarantees the due payment and performance of all of the Obligations. The guarantee herein shall be a continuing guarantee of the payment and performance of all of the Obligations and shall apply to and secure any ultimate balance thereof due or remaining unpaid to the Noteholders.

2.2.           LIMITATION ON LIABILITY

               Notwithstanding any other provision of this Agreement, the maximum aggregate liability of the Guarantor under this Agreement and in respect of payment obligations set forth in the Guarantor Security Documents shall be limited to the sum of $8,000,000.

2.3.           INDEMNITY

               Subject to section 2.2, the Guarantor shall indemnify and save the Collateral Agent and the Noteholders harmless from and against any losses which may arise by virtue of any of the Obligations being or becoming for any reason whatsoever in whole or in part:

          (a) void, voidable, ultra vires, illegal, invalid, ineffective or otherwise unenforceable by the Collateral Agent or the Noteholders in accordance with its terms, or

          (b) released or discharged by operation of law (other than by payment and performance in full of the Obligations),

(all of the foregoing collectively, an "Indemnifiable Circumstance"). For greater certainty, these losses shall include without limitation the amount of all Obligations which would have been payable by the Company but for the existence of an Indemnifiable Circumstance.

2.4.           REPLACEMENT GUARANTEE

               The Guarantor shall deliver to the Collateral Agent within 120 days after each fiscal year end a solvency certificate substantially in the form delivered to the Collateral Agent in connection with this Agreement (except that the Guarantor shall not therein be required to make reference to, and shall not be required to procure, any independent assessment of the value of any of its assets), which solvency certificate shall state (i) the realizable value of the Guarantor's assets, (ii) the Guarantor's liabilities and (iii) the Guarantor's stated capital of all classes of shares. If such solvency certificate and the calculations contained therein disclose that it would be possible for the Guarantor at such time to provide a guarantee in a greater amount than that

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provided for in section 2.2, then the Guarantor shall promptly execute and deliver to the Collateral Agent an amended guarantee which will be amended to include such increased amount and shall be accompanied by an opinion of counsel to the Guarantor in respect of such amended guarantee substantially in the form of the portion of the opinion delivered to the Collateral Agent on the date hereof which is applicable to this Agreement.


                                   ARTICLE 3.
                                   ENFORCEMENT


3.1.           DEMAND

               Subject to section 2.2, upon the occurrence of an Event of Default, the Guarantor shall, on demand by the Collateral Agent, forthwith pay to the Collateral Agent, or perform or cause the performance of, all Obligations for which such demand was made, whether or not any demand for the payment or performance of such Obligations has been made upon the Company or any other Person or any other action has been taken to enforce the payment or performance of such Obligations. In the event that the Collateral Agent makes demand upon the Guarantor as provided in this section 3.1, the Guarantor shall be liable to the Collateral Agent as principal debtor and not as surety only, and will not plead or assert to the contrary in any proceedings taken by the Collateral Agent in enforcing this Agreement.

3.2.           RENUNCIATION

               The Guarantor hereby renounces all benefits of discussion and division, and neither the Collateral Agent nor any Noteholder shall not be bound to take any recourse available to it against the Company or any other Person or any Security, nor to value any Security before requiring or being entitled to payment from or performance by the Guarantor.

3.3.           PROTECTION OF THE COLLATERAL AGENT AND NOTEHOLDERS

               The Collateral Agent and the Noteholders shall not be concerned to see or enquire into the powers of the Company or its directors, officers, employees or agents acting or purporting to act on its behalf. Monies obtained from, or obligations otherwise created in favour of, the Collateral Agent and the Noteholders in the professed exercise of such powers shall be deemed to form part of the Obligations even though the obtaining of such monies or the creation of such obligations was irregularly, fraudulently, defectively or informally effected or in excess of the powers of the Company or its directors, officers, employees or agents and notwithstanding that the Collateral Agent or a Noteholder has specific notice of the powers of the Company or its directors, officers, employees or agents.


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3.4.           COLLATERAL AGENT'S STATEMENT

               The statement in writing of the Collateral Agent as to the amount of the Obligations shall be conclusive evidence thereof against the Guarantor, in the absence of manifest error.

3.5.           APPROPRIATION

               Each of the Collateral Agent and the Noteholders shall be at liberty, without in any way prejudicing or affecting its rights hereunder, to appropriate any payment made to, or monies received by, it to any portion of the Obligations whether then due or to become due, and from time to time to revoke or alter any such appropriation, all as the Collateral Agent and the Noteholders may from time to time in its sole discretion determine.

3.6.           GROSS-UP

               All payments made by the Guarantor to the Collateral Agent under this Agreement shall be made in full, without set-off or counterclaim, and free of and without deduction or withholding for or on account of any present or future Canadian Taxes provided that, if the Guarantor shall be required by law to deduct or withhold any Canadian Taxes from or in respect of any payment or sum payable to the Collateral Agent, the payment or sum payable shall be increased as may be necessary so that after making all required deductions or withholdings the Collateral Agent receives an amount equal to the sum it would have received if no deduction or withholding had been made, and the Guarantor shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

3.7.           INTEREST

               All amounts payable by the Guarantor under this Agreement shall bear interest payable by the Guarantor from the date of demand for payment both before and after default and judgment at the same rate as the principal amount of the Notes.


                                   ARTICLE 4.
                      OBLIGATIONS OF GUARANTOR NOT RELEASED


4.1.           NO RELEASE

               The obligation and liability of the Guarantor hereunder shall be absolute and unconditional and shall not be released, discharged or in any way affected by:

          (a) any release, renewal, extension, indulgence, discharge, loss or alteration in or


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                    dealing with any Note Purchase Document whatsoever, whether granted under the Purchase Agreement or otherwise, or anything done, suffered or permitted by the Collateral Agent or the Noteholders in relation to any Note Purchase Document;

          (b) time being given to the Company, the Guarantor or any other Person by the Collateral Agent or the Noteholders, or any increase, decrease or other alteration of the Obligations or any part thereof including, without limitation, any supplement or amendment of any Note Purchase Document or other agreement;

          (c) the merging of any Note Purchase Document or any of the Obligations in, or any alteration thereof by virtue of, any supplement, amendment or restatement to any Note Purchase Document, the Security or other agreement or any failure to register or any omission or defect in any registration in respect of the Security;

          (d) any compromise, arrangement or plan of reorganization affecting the Company, the Guarantor or any other Person;

          (e) any change in the Company's or the Guarantor's business or any part thereof or in the name, capital structure, constating documents, ownership, objects, by-laws or resolutions of the Company or the Guarantor;

          (f) any amalgamation, winding up, dissolution, continuation, consolidation or reorganization of the Company or the Guarantor, or the occurrence of any transaction whereby all or any part of the undertaking, property and assets of the Company, the Guarantor or any other Person becomes the property of any other Person;

          (g) the release of any other guarantor or of any Person liable directly or as surety or otherwise for the Obligations;

          (h) any omission or refraining from proving the claim or any part of the claim of the Noteholders in any bankruptcy, winding up, compromise or other proceedings relating to the Company or any other Person;

          (i) any other act or proceeding relating to the Obligations, any Note Purchase Document, this Agreement or any other guarantee or security collateral to any thereof or hereof or the security created by any thereof, whereby the Guarantor might otherwise be released or exonerated;

          (j) any lack of validity or enforceability for any reason of, or any defect in or omission from, any Note Purchase Document or the liens created by any thereof;

          (k) any amendment in the manner, time or place of payment or calculation of any of the Obligations, or any other amendment or waiver of or consent to departure from the terms of any of the Obligations or any Note Purchase Document;



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          (l)       any right or power of the Company, the Guarantor or any
                    other Person to assert any claim or defence as to the invalidity or unenforceability of the Obligations or any part thereof;

          (m) the fact that the Company ceases for any reason whatsoever, as a matter of law, to be liable to the Noteholders in respect of the Obligations (otherwise than by reason of the payment in full of all the Obligations to the Collateral Agent) or the fact that a court determines that the liability of the Company to the Noteholders in respect of the Obligations has been satisfied or is deemed to have been satisfied (except in circumstances where payment in full of all of the Obligations has been received by the Collateral Agent); or

          (n) any other circumstance which might otherwise constitute a defence available to, or discharge of, the Guarantor under this Agreement or to or of the Company, in respect of the Obligations or any Note Purchase Document.

4.2.           RIGHTS OF COLLATERAL AGENT

               Without limiting the generality of section 4.1, the Collateral Agent shall be at liberty, without in any way prejudicing or affecting its rights hereunder, from time to time to receive such further or other security for the Obligations or any part thereof as the Collateral Agent may consider advisable, to release, discharge, abandon or otherwise deal with or fail to deal with, the Company or other Persons or any such security or any part thereof or with any security or any part thereof now held or deal with and allow the Company or other Persons to deal with the assets covered thereby, all as the Collateral Agent and the Noteholders may consider advisable. The Collateral Agent may, without exonerating the Guarantor, give up, modify or abstain from perfecting or taking advantage of any security, accept or make any compositions or arrangements, and realize any security when, and in such manner, and with or without notice, as the Collateral Agent and the Noteholders may consider advisable. The Collateral Agent may from time to time grant to the Company or to any Persons liable to the Collateral Agent for the Obligations or any part thereof time for payment or any other indulgence and may compromise with all or any of such Persons as the Collateral Agent and the Noteholders may consider advisable.


                                   ARTICLE 5.
                              POSTPONEMENT OF DEBTS
                          AND GUARANTOR NOT TO COMPETE


5.1.           POSTPONEMENT OF DEBTS

               Upon the occurrence and during the continuation of an Event of Default, all liabilities and indebtedness, present and future, absolute or contingent, of the Company to the Guarantor are hereby postponed to the payment and performance in full of the Obligations and all other amounts payable hereunder and all monies received by the Guarantor in respect thereof shall be




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received in trust for the Noteholders and forthwith upon receipt shall be paid over to the Collateral Agent, the whole without in any way lessening or limiting the liability of the Guarantor under this Agreement except to the extent of monies so paid. Such postponement is independent of the guarantee herein and shall remain in full force and effect until the Collateral Agent has received payment and performance in full of all Obligations and all other amounts payable hereunder.

5.2.           GUARANTOR NOT TO COMPETE

               The Guarantor shall not:

          (a) take any security from the Company or any other guarantor or Person liable directly or as surety for all or any part of the Obligations;

          (b) claim, rank, prove or vote as a creditor in any insolvency, bankruptcy arrangement or similar proceedings of or affecting the Company;

          (c) assert any right (including without limitation any right of set-off, right of indemnity or reimbursement or right of contribution, and any right arising under any security) against the Company or any other Person liable directly or as surety for all or any part of the Obligations; or

          (d) have any right of subrogation to the Collateral Agent or the Noteholders in respect of the Obligations;

until the Collateral Agent has received payment and performance in full of all Obligations and all other amounts payable hereunder. Any money, security or other property taken or received by the Guarantor in contravention of this section 5.2 shall be held by the Guarantor in trust for the Noteholders and shall be delivered or transferred to the Collateral Agent on demand.

                                   ARTICLE 6.

                                     GENERAL


6.1.           NO WAIVER

               No delay on the part of the Collateral Agent in the exercise of any right, power or remedy hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent of any right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No action of the Collateral Agent permitted hereunder shall in any way impair or affect its rights, powers or remedies under this Agreement.




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6.2.           WAIVER AND ACKNOWLEDGEMENT BY GUARANTOR

               The Guarantor hereby expressly waives notice of the existence or creation of all or any of the Obligations and presentment, demand, notice of dishonour, protest and all other notices whatsoever in respect of the Obligations. The Guarantor hereby acknowledges communication to it of the terms of the Purchase Agreement, the Note Purchase Documents and all instruments referred therein and of all the provisions therein contained and consents to and approves the same.

6.3.           ASSIGNMENT

               The Guarantor may not assign any of its obligations hereunder. The Collateral Agent and the Noteholders may sell, assign or transfer all or any of the Obligations in whole or in part in accordance with the Notes and the Indenture, and in such event each and every immediate and successive assignee, transferee or holder of all or any of the Obligations shall have, in respect of the rights or obligations sold, assigned or transferred to it, the full benefit of this Agreement and the Guarantor Security Documents to the same extent as if it were an original party to the Obligations or the part thereof so sold, assigned or transferred.

6.4.           COMMUNICATION

               Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice or other communication, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee and, in the case of the Collateral Agent, in the same department noted below. Notice of change of address shall also be governed by this section. Notices and other communications shall be addressed as follows:

          (a)  if to the Collateral Agent:

               U.S. Trust company of Texas, N.A.
               2001 Ross Avenue, Suite 2700
               Dallas, Texas
               75201
               U.S.A.




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          (b)  if to the Guarantor:

               150 Dufferin Avenue
               London, Ontario
               N6A 5N6
               Canada

               Attention:  President

6.5.           PAYMENT OF COSTS AND EXPENSES

               Subject to section 2.2, the Guarantor shall pay to the Collateral Agent on demand all reasonable costs and expenses of the Collateral Agent, the Noteholders and their agents and any receiver or receiver-manager appointed by them or by a court in connection with this Agreement or the Guarantor Security Documents, including, without limitation:

          (a) any actual or proposed amendment or modification hereof or any waiver hereunder and all instruments supplemental or ancillary thereto;

          (b) obtaining advice as to the Collateral Agent's and the Noteholders' rights and responsibilities under this Agreement or the Guarantor Security Documents;

          (c) the protection or enforcement of any of the rights or remedies of the Collateral Agent and the Noteholders under this Agreement or the Guarantor Security Documents including, without limitation, all costs and expenses of establishing the validity and enforceability of, or of collection of amounts owing under this Agreement or the Guarantor Security Documents;

          (d) and further including, without limitation, all of the reasonable fees, expenses and disbursements of Collateral Agent's and Noteholders' counsel incurred in connection therewith.

6.6.           CURRENCY CONVERSION AND INDEMNITY

               If, in connection with any claim or proof made or filed against the Guarantor, any action brought in connection with this Agreement or the Guarantor Security Documents or any judgment or order obtained as a result thereof, it becomes necessary to convert any amount due hereunder in one currency (the "first Currency") into another currency (the "second Currency"), then the conversion shall be made at the Rate of Exchange on the first Business Day immediately preceding the day on which payment is to be made.

               If the Rate of Exchange on the date of payment is different from the Rate of Exchange on such first Business Day, the Guarantor shall, subject to section 2.2, pay such additional amount (if any) in the second Currency as may be necessary to ensure that the amount paid on such payment date is the aggregate amount in the second Currency which, when converted at the Rate of Exchange on the date of payment, is the amount due in the first




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Currency, together with all costs and expenses of conversion. Any additional amount owing by the Guarantor to the Collateral Agent pursuant to the provisions of this section shall be due as a separate debt and shall give rise to a separate cause of action and shall not be affected by or merged into any judgment obtained for any other amounts due under or in respect of this Agreement.

6.7.           SUCCESSORS AND ASSIGNS

               This Agreement shall be binding upon the Guarantor and its successors and shall enure to the benefit of the Collateral Agent and the Noteholders and their respective successors and assigns.

6.8.           COPY RECEIVED

               The Guarantor hereby acknowledges receipt of a copy of this Agreement.

               IN WITNESS WHEREOF the Guarantor has executed this Agreement as of the date first above written.

                                              1229501 ONTARIO INC.

                                              By:                          c/s
                                                 --------------------------
                                                 Name:
                                                 Title: